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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 5, 1998


                               ALLEN TELECOM INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                        1-6016               38-0290950
-------------------------------   -------------------   ------------------------
(State or Other Jurisdiction          (Commission          (IRS Employer
 of Incorporation)                     File Number)         Identification No.)

  25101 Chagrin Boulevard, Beachwood, Ohio                  44122
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:(216) 765-5818
                                                   --------------


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.
         -------------

         On January 5, 1998, the Board of Directors of Allen Telecom Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $1.00 per share (the "Common Shares"), of the Company outstanding at the close of business on January 20, 1998 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of January 20, 1998 (the "Rights Agreement"), between the Company and Harris Trust Company of New York, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)      Financial Statements of Business Acquired:  None
                  ------------------------------------------

         (b)      Pro Forma Financial Information:  None
                  --------------------------------

         (c)      Exhibits:
                  ---------

                  Exhibit
                  Number            Exhibit
                  --------          -------

                  4.1               Rights Agreement (including a Form of
                                    Certificate of Designation of Series C
                                    Junior Participating Preferred Stock as
                                    Exhibit A thereto, a Form of Right
                                    Certificate as Exhibit B thereto and a
                                    Summary of Rights to Purchase Preferred
                                    Stock as Exhibit C thereto)

                  99.1              Form of letter to stockholders, dated January
                                    20, 1998

                  99.2              Press release, dated January 5, 1998




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLEN TELECOM INC.



                                        By:   /s/ McDara P. Folan, III
                                           ---------------------------
                                           Name: McDara P. Folan, III
                                           Title: Vice President, Secretary
                                                and General Counsel

Dated:  January 6, 1998




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                                INDEX TO EXHIBITS
                                -----------------


        EXHIBIT
        NUMBER          Exhibit
        --------        -------
          4.1           Rights Agreement (including a Form of Certificate of
                        Designation of Series C Junior Participating Preferred
                        Stock as Exhibit A thereto, a Form of Right Certificate
                        as Exhibit B thereto and a Summary of Rights to Purchase
                        Preferred Stock as
                        Exhibit C thereto)

         99.1           Form of letter to stockholders, dated January 20,
                        1998

         99.2           Press release, dated January 5, 1998







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